EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

OPERATING REVENUES:
Gas utility	$108.5	$105.1	$590.1	$681.1
Electric utility	164.4	165.9	466.0	480.9
Nonutility	300.6	324.6	774.6	772.9
Total operating revenues	573.5	595.6	1,830.7	1,934.9

OPERATING EXPENSES:
Cost of gas sold	27.3	28.8	235.8	343.4
Cost of fuel and purchased power	47.9	50.3	144.9	155.4
Cost of nonutility revenues	106.8	112.4	264.5	259.7
Other operating	234.3	245.6	690.5	701.1
Depreciation and amortization	65.0	61.4	191.6	211.0
Taxes other than income taxes	12.3	12.6	44.6	46.9
Total operating expenses	493.6	511.1	1,571.9	1,717.5

OPERATING INCOME	79.9	84.5	258.8	217.4

OTHER INCOME:
Equity in earnings (losses) of unconsolidated affiliates	(0.6)	0.3	(0.6)	0.4
Other income - net	4.0	7.3	14.7	15.8
Total other income	3.4	7.6	14.1	16.2

INTEREST EXPENSE	21.2	21.7	63.1	65.7

INCOME BEFORE INCOME TAXES	62.1	70.4	209.8	167.9

INCOME TAXES	22.8	23.1	77.7	57.5

NET INCOME	$39.3	$47.3	$132.1	$110.4

AVERAGE COMMON SHARES OUTSTANDING	82.7	82.5	82.7	82.5
DILUTED COMMON SHARES OUTSTANDING	82.7	82.5	82.7	82.5

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.48	$0.57	$1.60	$1.34

DILUTED	$0.48	$0.57	$1.60	$1.34

EXHIBIT 99.2

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited - in millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

OPERATING REVENUES:
Gas utility	$108.5	$105.1	$590.1	$681.1
Electric utility	164.4	165.9	466.0	480.9
Other	0.1	0.1	0.2	0.2
Total operating revenues	273.0	271.1	1,056.3	1,162.2

OPERATING EXPENSES:
Cost of gas sold	27.3	28.8	235.8	343.4
Cost of fuel and purchased power	47.9	50.3	144.9	155.4
Other operating	79.5	79.9	260.8	259.7
Depreciation and amortization	52.4	51.0	156.6	151.5
Taxes other than income taxes	11.8	11.7	43.0	44.3
Total operating expenses	218.9	221.7	841.1	954.3

OPERATING INCOME	54.1	49.4	215.2	207.9

OTHER INCOME - NET	4.0	4.8	13.3	12.4

INTEREST EXPENSE	16.6	16.6	49.5	50.0

INCOME BEFORE INCOME TAXES	41.5	37.6	179.0	170.3

INCOME TAXES	14.6	13.3	64.7	61.8

NET INCOME	$26.9	$24.3	$114.3	$108.5

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Unaudited - in millions)

	September 30,	December 31,
	2015	2014

ASSETS
Current Assets
Cash & cash equivalents	$4.8	$86.4
Accounts receivable - less reserves of $5.3 &
$6.0, respectively	219.1	196.0
Accrued unbilled revenues	119.5	164.8
Inventories	130.3	118.5
Recoverable fuel & natural gas costs	—	9.8
Prepayments & other current assets	65.2	110.9
Total current assets	538.9	686.4

Utility Plant
Original cost	6,001.4	5,718.7
Less: accumulated depreciation & amortization	2,385.3	2,279.7
Net utility plant	3,616.1	3,439.0

Investments in unconsolidated affiliates	21.9	23.4
Other utility & corporate investments	32.7	37.2
Other nonutility investments	32.2	33.6
Nonutility plant - net	415.5	378.0
Goodwill - net	293.6	289.9
Regulatory assets	256.7	233.6
Other assets	42.5	41.2
TOTAL ASSETS	$5,250.1	$5,162.3

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$218.4	$248.9
Refundable fuel & natural gas costs	19.8	2.5
Accrued liabilities	182.1	184.9
Short-term borrowings	111.0	156.4
Current maturities of long-term debt	88.0	170.0
Total current liabilities	619.3	762.7

Long-term Debt - Net of Current Maturities	1,522.7	1,407.3

Deferred Credits & Other Liabilities
Deferred income taxes	777.4	741.2
Regulatory liabilities	430.5	410.3
Deferred credits & other liabilities	250.7	234.2
Total deferred credits & other liabilities	1,458.6	1,385.7

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
82.7 & 82.6, respectively	720.8	715.7
Retained earnings	930.0	892.2
Accumulated other comprehensive (loss)	(1.3)	(1.3)
Total common shareholders' equity	1,649.5	1,606.6
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$5,250.1	$5,162.3

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	Nine Months Ended
	September 30,
	2015	2014

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$132.1	$110.4
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	191.6	211.0
Deferred income taxes & investment tax credits	44.6	(9.4)
Equity in (earnings)/losses of unconsolidated affiliates	0.6	(0.4)
Provision for uncollectible accounts	5.9	5.3
Expense portion of pension & postretirement benefit cost	4.7	5.1
Other non-cash items - net	6.3	4.0
Loss on sale of business (pretax)	—	41.8
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenues	17.8	101.9
Inventories	(11.8)	(18.8)
Recoverable/refundable fuel & natural gas costs	27.1	(22.6)
Prepayments & other current assets	46.9	(8.3)
Accounts payable, including to affiliated companies	(36.5)	(62.5)
Accrued liabilities	(1.9)	(1.7)
Unconsolidated affiliate dividends	0.8	—
Employer contributions to pension & postretirement plans	(23.3)	(3.5)
Changes in noncurrent assets	(15.8)	(7.0)
Changes in noncurrent liabilities	(2.5)	(1.6)
Net cash provided by operating activities	386.6	343.7

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Long-term debt, net of issuance costs	37.5	63.0
Dividend reinvestment plan & other common stock issuances	4.7	4.7
Requirements for:
Dividends on common stock	(94.3)	(89.1)
Retirement of long-term debt	(5.0)	(293.6)
Other financing activities	—	0.1
Net change in short-term borrowings	(45.4)	(6.2)
Net cash used in financing activities	(102.5)	(321.1)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Sale of business	—	319.8
Sale of assets and other collections	7.4	3.6
Requirements for:
Capital expenditures, excluding AFUDC equity	(349.4)	(321.6)
Business acquisitions and other costs	(14.0)	(37.5)
Changes in restricted cash	(9.7)	—
Net cash used in investing activities	(365.7)	(35.7)

Net change in cash & cash equivalents	(81.6)	(13.1)
Cash & cash equivalents at beginning of period	86.4	21.5
Cash & cash equivalents at end of period	$4.8	$8.4

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(Unaudited - in millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

REPORTED EARNINGS:
Utility Group
Gas Utility Services	$(3.3)	$(5.1)	$40.4	$33.9
Electric Utility Services	28.2	26.7	67.1	65.9
Other Operations	2.0	2.7	6.8	8.7
Total Utility Group	26.9	24.3	114.3	108.5

Nonutility Group
Infrastructure Services	9.9	23.5	19.6	27.6
Energy Services	3.1	0.1	(0.4)	(4.7)
Other Businesses	(0.5)	0.1	(1.0)	(0.4)
Nonutility Group *	12.5	23.7	18.2	22.5

Corporate and Other	(0.1)	1.4	(0.4)	0.8

Vectren Consolidated *	$39.3	$49.4	$132.1	$131.8

Coal Mining	—	(2.1)	—	(21.4)

Vectren Consolidated	$39.3	$47.3	$132.1	$110.4

EARNINGS PER SHARE:
Utility Group	$0.33	$0.30	$1.38	$1.32
Nonutility Group*	0.15	0.29	0.22	0.27
Corporate and Other	—	0.01	—	0.01

EPS *	$0.48	$0.60	$1.60	$1.60

Coal Mining	—	(0.03)	—	(0.26)

Reported EPS	$0.48	$0.57	$1.60	$1.34

(*) Excludes Coal Mining Results in 2014 - Year of Disposition

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

GAS UTILITY (Millions):
Residential Margin	$49.7	$46.5	$201.5	$193.5
Commercial Margin	11.6	11.1	55.8	54.8
Industrial Margin	13.0	11.8	45.3	42.7
Other Margin	1.5	2.3	7.4	8.7
Regulatory Expense Recovery Mechanisms	5.4	4.6	44.3	38.0
Total Gas Utility Margin	81.2	76.3	354.3	337.7
Cost of Gas Sold	27.3	28.8	235.8	343.4
Total Gas Utility Revenue	$108.5	$105.1	$590.1	$681.1

GAS SOLD & TRANSPORTED (MMDth):
Residential	3.5	3.8	53.8	57.7
Commercial	2.8	2.9	25.3	26.6
Industrial	26.3	23.5	92.7	83.2
	32.6	30.2	171.8	167.5

AVERAGE GAS CUSTOMERS
Residential	908,092	900,003	917,817	911,196
Commercial	83,809	83,554	84,734	84,542
Industrial	1,709	1,668	1,697	1,664
	993,610	985,225	1,004,248	997,402

WEATHER AS A PERCENT OF NORMAL (ANNUALIZED):
Heating Degree Days (Ohio)			106%	109%
Heating Degree Days (Indiana)			101%	106%

EXHIBIT 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

ELECTRIC UTILITY (Millions):
Residential Margin	$47.6	$44.4	$121.3	$120.4
Commercial Margin	29.2	28.6	82.0	81.3
Industrial Margin	27.6	29.7	82.9	83.6
Other Margin	0.8	0.9	2.3	2.9
Regulatory Expense Recovery Mechanisms	3.0	2.7	8.2	9.3
Wholesale and Transmission	8.3	9.3	24.4	28.0
Total Electric Utility Margin	116.5	115.6	321.1	325.5
Cost of Fuel & Purchased Power	47.9	50.3	144.9	155.4
Total Electric Utility Revenue	$164.4	$165.9	$466.0	$480.9

ELECTRICITY SOLD (GWh):
Residential	438.0	406.0	1,141.0	1,146.9
Commercial	363.7	353.0	1,006.4	989.6
Industrial	653.1	749.1	2,045.5	2,101.6
Other Sales - Street Lighting	5.1	5.3	15.9	16.2
Total Retail	1,459.9	1,513.4	4,208.8	4,254.3
Wholesale	102.5	149.8	323.3	586.9
	1,562.4	1,663.2	4,532.1	4,841.2

AVERAGE ELECTRIC CUSTOMERS
Residential	124,990	124,177	124,934	124,265
Commercial	18,478	18,466	18,465	18,441
Industrial	113	113	113	113
Other	39	37	38	37
	143,620	142,793	143,550	142,856

WEATHER AS A PERCENT OF NORMAL (ANNUALIZED):
Cooling Degree Days (Indiana)	103%	95%	110%	104%
Heating Degree Days (Indiana)			101%	106%